                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM T-1

                            -------------------------

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                            -------------------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2) [X]

                            -------------------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

         303 PEACHTREE STREET
              30TH FLOOR
           ATLANTA, GEORGIA
    (Address of principal executive                      30308                               58-0466330
               offices)                               (Zip Code)                (I.R.S. employer identification no.)

                            -------------------------

                               BARTON A. DONALDSON
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                 (404) 588-7266
            (Name, address and telephone number of agent for service)

                            -------------------------

                             THE RYLAND GROUP, INC.


               MARYLAND
  (State or other jurisdiction of                     52-0849948
  incorporation or organization)            (IRS employer identification no.)

     24025 PARK SORRENTO, SUITE 400                      91302
         CALABASAS, CALIFORNIA                        (Zip Code)
(Address of principal executive offices)

                            -------------------------

             ALL DEBT SECURITIES ISSUED AND SOLD ON A DELAYED BASIS
                PURSUANT TO REGISTRATION STATEMENT NO. 333-31034
                    AND REGISTRATION STATEMENT NO. 333-58208
                       (Title of the indenture securities)

================================================================================

1.       General information.

         Furnish the following information as to the trustee-

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE,
                  STATE OF GEORGIA
                  ATLANTA, GEORGIA

                  FEDERAL RESERVE BANK OF ATLANTA
                  104 MARIETTA STREET, N.W.
                  ATLANTA, GEORGIA

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  WASHINGTON, D.C.

                  Whether it is authorized to exercise corporate trust powers.

                  YES.


2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.


3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


13.      Defaults by the Obligor.


         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION (b) TO
         ITEM 13, THE OBLIGOR IS NOT IN DEFAULT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

         (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

         (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2001.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 12th day of June, 2001.

                                   SUNTRUST BANK


                                   By: /s/ Barton A. Donaldson
                                      -------------------------------------
                                           Barton A. Donaldson
                                           Vice President

                              EXHIBIT 1 TO FORM T-1

                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 1 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

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                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS


                             (Included in Exhibit 1)

                              EXHIBIT 3 TO FORM T-1

                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS


             (Incorporated by reference from Exhibit 3 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

                              EXHIBIT 4 TO FORM T-1

                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK


             (Incorporated by reference from Exhibit 4 to Form T-1, Registration No. 333-62338 filed by Rock-Tenn Company)

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                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

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                              EXHIBIT 6 TO FORM T-1

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance on a delayed basis of up to $250,000,000 of debt securities of The Ryland Group, Inc., SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                 SUNTRUST BANK


                                 By:  /s/ Barton A. Donaldson
                                    -------------------------------------
                                          Barton A. Donaldson
                                          Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                  Call Date:       03/31/2001
P.O. BOX 4418 CENTER 832       Vendor ID:       D                  State #:         130330        FFIEC 031
ATLANTA, GA 30302              Transit #:       61000104            Cert #:         00867              RC-1

                                                                                                ----------------------
                                                                                                      11
                                                                                                ----------------------

        CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 2001

        All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

        SCHEDULE RC - BALANCE SHEET                                         C400

        Dollar Amounts in Thousands
        -----------------------------------------------------------------


ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):                         RCFC
                                                                                                    ----
                                                                                                               -------------
   a. Noninterest bearing balances and currency and coin (1)...................................      0081          3,752,683  1.a
                                                                                                               -------------
   b. Interest-bearing balances (2)............................................................      0071            253,289  1.b
                                                                                                               -------------
2. Securities:
                                                                                                               -------------
   a. Held-to-maturity securities (from Schedule RC-B, column A)...............................      1754                  0  2.a
                                                                                                               -------------
   b. Available-for-sale securities (from Schedule RC-B, column D).............................      1773         17,660,633  2.b
                                                                                                               -------------
3. Federal funds sold and securities purchased under agreements to resell                            1350          2,339,417  3
                                                                                                               -------------
4. Loans and lease financing receivables:                                    RCFD
                                                                             ----
                                                                                      -----------
   a. Loans and leases, net of unearned income (from Schedule RC-C)........   2122     70,147,551                             4.a
                                                                                      -----------
   b. LESS: Allowance for loan and lease losses............................   3123        854,744                             4.b
                                                                                      -----------
   c. LESS:  Allocated transfer risk reserve...............................   3128              0                             4.c
                                                                                      -----------
   d. Loans and leases, net of unearned income, allowance, and reserve                               RCFD
                                                                                                     ----
                                                                                                               -------------
    (item 4.a minus 4.b and 4.c)..............................................................       2125         69,292,807  4.d
                                                                                                               -------------
5.  Tracing assets (from Schedule RC-D).......................................................       3545            586,751  5.
                                                                                                               -------------
6.  Premises and fixed assets (including capitalized leases)..................................       2145          1,297,516  6.
                                                                                                               -------------
7.  Other real estate owned f(from Schedule RC-V).............................................       2150             34,863  7.
                                                                                                               -------------
8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)..       2130                  0  8.
                                                                                                               -------------
9.  Customers' liability to this bank on acceptances outstanding..............................       2155            103,607  9.
                                                                                                               -------------
10. Intangible assets.........................................................................       2143                     10.
                                                                                                               -------------
    a. Goodwill..............................................................................        3163            257,967  10.a
                                                                                                               -------------
    b. Other intangible assets from Schedule RC-M............................................        0428            377,437  10.b
                                                                                                               -------------
11. Other assets (from Schedule RC-F).........................................................       2160          2,134,204  11.
                                                                                                               -------------
12. Total assets (sum of items 1 through 11)..................................................       2170        100,442,885  12.
                                                                                                               -------------

         --------
         (1) Includes cash items in process of collection and unposted debits.
         (2) Includes time certificates of deposit not held for trading.

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
SUNTRUST BANK                  Call Date:       03/31/2001
P.O. BOX 4418 CENTER 832       Vendor ID:       D                  State #:         130330        FFIEC 031
ATLANTA, GA 30302              Transit #:       61000104            Cert #:         00867              RC-1

                                                                                                ----------------------
                                                                                                      12
                                                                                                ----------------------

         SCHEDULE RC - CONTINUED                     Dollar Amounts in Thousands
         -----------------------------------------------------------------------


LIABILITIES
13. Deposits:                                                                                    RCON
                                                                                                 ----
                                                                                                            ------------
    a. In domestic offices (sum of totals of columns A and C from Schedule
       RC-E, part 1):                                                     RCON                   2200        58,032,413  13.a
                                                                          ----     -----------              ------------
       (1)Noninterest-bearing (1)......................................   6831      9,032,006                            13.a.1
                                                                                   -----------
       (2)Interest-bearing.............................................   6636     49,000,407                            13.a.2
                                                                                   -----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                             RCFN                    13.b
                                                                                                 ----       ------------
       (from Schedule RC-E, part II)...................................   RCFN                   2200         4,984,307
                                                                          ----                              ------------
                                                                                   -----------
       (1)Noninterest-bearing..........................................   6631              0                            13.b.1
                                                                                   -----------
       (2)Interest-bearing.............................................   6636      4,984,307    RCFD                    13.b.2
                                                                                   -----------   ----
                                                                                                           ------------
14. Federal funds purchased and securities sold under agreements to repurchase...............    2800        14,214,221  14
                                                                                                           ------------
                                                                                                 RCFD
                                                                                                 ----       ------------
15. Trading liabilities (from Schedule RC-D).................................................    3548                 0  15.a
                                                                                                            ------------
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M):
                                                                                                            ------------
    a. With a remaining maturity of one year or less.........................................    3190         9,862,320  16.a
                                                                                                            ------------
17. Not applicable...........................................................................
                                                                                                            ------------
18. Bank's liability on acceptances executed and outstanding.................................    2920           103,607  18
                                                                                                            ------------
19. Subordinated notes and debentures(2).....................................................    3200         1,493,549  19
                                                                                                            ------------
20. Other liabilities (from Schedule RC-G)...................................................    2930         2,712,568  20
                                                                                                            ------------
21. Total liabilities (sum of items 13 through 20)...........................................    2943        91,513,985  21
                                                                                                            ------------
22. Minority interest in consolidated subsidiaries...........................................

    EQUITY CAPITAL                                                                               3000           166,493  22
                                                                                                            ------------

                                                                                                            ------------
23. Perpetual preferred stock and related surplus............................................    3838                 0  23
                                                                                                            ------------
24. Common stock.............................................................................    3230            21,600  24
                                                                                                            ------------
25. Surplus (exclude all surplus related to preferred stock).................................    3839         2,516,538  25
                                                                                                            ------------
26. a. Retained earnings.....................................................................    3632         5,262,819  26.a
                                                                                                            ------------
    b. Accumulated other comprehensive income (3)............................................    B530           961,450  26.b
                                                                                                            ------------
27. Other equity capital components (4)......................................................    A130                 0  27
                                                                                                            ------------
28. Total equity capital (sum of items 23 through 27)........................................    3210         8,762,407  28
                                                                                                            ------------
29. Total liabilities and equity capital (sum of items 21 and 28)............................    3300       100,442,885  29
                                                                                                            ------------

    MEMORANDUM
    TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.  Indicated in the box at the right the number of the statement below that best describes the most
    comprehensive level of auditing work performed for the bank by independent external auditors as of    RCFD          Number
                                                                                                                     ----------
    any date during 2000............................................................................      6724               2  M.1
                                                                                                                     ----------

1=   Independent audit of the bank conducted in accordance          5.= Directors' examination of the bank performed by other
     with generally accepted auditing standards by a                    external auditors (may be required by state chartering
     certified public accounting firm which submits a                   authority)
     report on the bank
2=   Independent audit of the bank's parent holding company         6=  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing           auditors
     standards by a certified public accounting firm which
     submits a report on the consolidated holding company           7= Compilation of the bank's financial statements by
     (but not on the bank separately)                                   external auditors
3=   Director's examination of the bank conducted in
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required         8=  Other audit procedures (excluding tax preparation work)
     by state chartering authority)
4=   Directors' examination of the bank conducted in
     accordance with generally accepted auditing standards          9=  No external audit work
     by a certified public accounting firm (may be
     required by state chartering authority)

         ---------------
         (1) Includes total demand deposits and noninterest-bearing time and savings deposits
         (2)      Includes limited-life preferred stock and related surplus.
         (3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
         (4) Includes treasury stock and unearned Employee Stock Ownership Plan Shares.

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                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

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                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)